UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2012

Constant Contact, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 33707	04-3285398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 11, 2012, Constant Contact, Inc. (the “Company”), as tenant, entered into the First Amendment to Datacenter Lease (the “Amendment”) with Digital 55 Middlesex, LLC (“Digital 55”), as landlord, an affiliate of Digital Realty Trust, Inc. The Amendment amends that certain Datacenter Lease by and between the Company and Digital 55, effective as of January 1, 2011 (the “Lease”).

Under the Amendment, the Company will lease from Digital 55 an additional 1,225 square feet (the “Expansion Space”) of caged area in that certain building located at 55 Middlesex Turnpike, Bedford, Massachusetts (the “Premises”), effective June 1, 2012. The Lease was also amended to increase the electricity consumption threshold to account for the Expansion Space. Effective as of June 1, 2012, the Company will pay Digital 55 additional base rent as follows under the Lease: $0.00 per month for months 18 - 25 of the Term (as defined in the Lease) (i.e. June 1, 2012-January 31, 2013); $41,496.00 per month for months 26 - 36 of the Term (i.e. February 1, 2013 - December 31, 2013); $42,741.00 per month for months 37 - 48 of the Term (i.e. January 1, 2014 - December 31, 2014); $44,023.00 per month for months 49 - 60 of the Term (i.e. January 1, 2015 - December 31, 2015); and $45,344.00 per month for months 61 - 72 of the Term (i.e. January 1, 2016 - December 31, 2016).

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

On May 11, 2012, the Company, as tenant, and Digital 55, as landlord, also entered into the 55 Middlesex Turnpike Office Space Rider, which supplements the Lease (the “Rider”). Under the Rider, the Company will lease from Digital 55 an additional 135 square feet of space in the Premises (the “Rider Space”). The Company will not pay Digital 55 any additional base rent for the Rider Space. The term of the Rider is coterminous with the Term.

The foregoing summary of the Rider does not purport to be complete and is qualified in its entirety by reference to the Rider, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

Date: May 17, 2012	By:	/s/ Robert P. Nault
Robert P. Nault
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Datacenter Lease dated as of May 11, 2012 by and between Digital 55 Middlesex, LLC and Constant Contact, Inc.

10.2	55 Middlesex Turnpike Office Space Rider dated as of May 11, 2012 by and between Digital 55 Middlesex, LLC and Constant Contact, Inc.